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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 6, 1999



                      AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact Name of Registrant as Specified in its Charter)


              Texas                       1-9016                  75-6335572

 (State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
 Incorporation or Organization)          Number)             Identification No.)


     6210 North Beltline Road, Suite 170, Irving, Texas       75063-2656
        (Address of Principal Executive Offices)              (ZIP Code)




       Registrant's telephone number, including area code: (972)756-6000



                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

On May 6, 1999, American Industrial Properties REIT (the "Trust") was notified by William H. Bricker that Mr. Bricker does not intend to retire from the Board of Trust Managers. The Trust had previously confirmed to Developers Diversified Realty Corporation under the Share Purchase Agreement dated July 31, 1998 that Mr. Bricker had agreed to retire from the Board of Trust Managers.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN INDUSTRIAL PROPERTIES REIT




                                        By: /s/ Marc A. Simpson
                                            -----------------------------------
                                             Marc A. Simpson
                                             Senior Vice President and Chief
                                             Financial Officer

Dated:  June 4, 1999